UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 25, 2020, TreeHouse Foods, Inc. (the “Company”) and certain of its domestic subsidiaries (the “Subsidiary Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of $500 million in aggregate principal amount of 4.000% senior notes due 2028 (the “2028 Notes”). The 2028 Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2020 (Registration No. 333-248399). The offering is expected to close on September 9, 2020, subject to customary closing conditions.

Net proceeds of the offering were approximately $491.7 million, after deducting the underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds of the offering (i) to redeem all of the outstanding $375.9 million outstanding principal amount of its 4.875% senior notes due 2022 (the “2022 Notes”) at a price equal to 100% of the 2022 Notes to be redeemed (the “Redemption Price”), plus accrued and unpaid interest to, but not including, the redemption date (the “2022 Notes Redemption”), (ii) to pay transaction-related fees and expenses of the 2022 Notes Redemption and (iii) for general corporate purposes. See Item 8.01 below for more information regarding the 2022 Notes Redemption.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Subsidiary Guarantors. It also provides for customary indemnification by each of the Company, the Subsidiary Guarantors and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

Certain of the Underwriters and their respective affiliates perform and have performed commercial and investment banking and advisory services for the Company and its affiliates from time to time for which they receive and have received customary fees and expenses. The Underwriters and their respective affiliates may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of business for which they will receive fees and expenses. In addition, certain of the Underwriters are lenders, and in some cases agents and/or managers, under the Company’s credit facilities and an affiliate of an underwriter will serve as trustee for the 2028 Notes. To the extent the Underwriters hold 2022 Notes, they may receive proceeds of the sale of the 2022 Notes in connection with the 2022 Notes Redemption.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01.	Other Events

On August 25, 2020, the Company announced that it launched and priced the offering of the 2028 Notes. The Company’s press releases announcing the launch and pricing of the offering of the 2028 Notes are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On August 26, 2020, the Company, through Wells Fargo Bank, National Association, as trustee (the “Trustee”), issued a notice of redemption to redeem all of the outstanding 2022 Notes. The 2022 Notes Redemption is expected to occur on September 25, 2020 (the “Redemption Date”). The 2022 Notes were issued under an indenture dated as of March 2, 2010, by and among the Company, the guarantors signatory thereto and the Trustee, as supplemented and amended (the “Indenture”). The Notes will be redeemed pursuant to Sections 3.01 and 3.02 of the Indenture at the Redemption Price, plus accrued and unpaid interest to, but not including the Redemption Date. The 2022 Notes Redemption will be funded using proceeds from the offering of 2028 Notes. The 2022 Notes Redemption is not subject to any conditions. Interest on the 2022 Notes will cease to accrue on and after September 24, 2020. The only remaining right of the holders of 2022 Notes will be to receive payment of the Redemption Price.

The information in this Item 8.01 of Form 8-K related to the press releases and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, our expectation regarding the intended use of proceeds from the offering. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words “anticipate,” “believe,” “estimate,” “project,” “expect,” “intend,” “plan,” “should,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K and other public statements we make. Such factors include, but are not limited to, risks that are set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2019, in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and from time to time in our filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated August 25, 2020, among the Company, the subsidiary guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Winston & Strawn LLP

5.2	Opinion of Fredrikson & Byron, P.A.

5.3	Opinion of Foley & Lardner LLP.

5.4	Opinion of Spencer Fane LLP.

5.5	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).

23.2	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.2).

23.3	Consent of Foley & Lardner LLP (included in Exhibit 5.3).

23.4	Consent of Spencer Fane LLP (included in Exhibit 5.4).

23.5	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.5).

99.1	Press release dated August 25, 2020, announcing the launch of the Notes offering.

99.2	Press release dated August 25, 2020, announcing the pricing of the Notes offering.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: August 27, 2020	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant